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EXHIBIT 99.1

                                 ALLIS-CHALMERS
                                 --------------

PRESS RELEASE
                                                        Contact: Victor M. Perez
For Immediate Release                                             (713) 369-0550



                 ALLIS-CHALMERS ENERGY REVIEWS 2004 PERFORMANCE

HOUSTON, TEXAS, April 22, 2005 - Allis-Chalmers Energy Inc. (Amex:ALY) reported revenues for the year ended December 31, 2004 of $47.7 million, an increase of 45.9% compared to $32.7 million for the year ended December 31, 2003. The increase in revenues resulted from increased market share with existing customers, the addition of new customers, and the acquisition of a rental tool company in September 2004, a hammer and bit service company in November 2004, and a capillary coil tubing company in December 2004. The acquisitions generated revenues of $2.3 million representing only 7.0% of the aggregate revenue growth. Income from operations for the year ended December 31, 2004 totaled $4.2 million which was a 61.5% increase over $2.6 million in income from operations the prior year. Changes in operating income in its primary divisions follows:

o CASING & TUBING: Comprising 43.6% of 2004 operating income (before corporate G&A), income from operations for the casing and tubing services segment decreased from $3.6 million in 2003 to $3.2 million in 2004 as significant growth in Mexico was more than offset by increased competition in south Texas.

o DIRECTIONAL DRILLING: Comprising 41.5% of 2004 operating income (before corporate G&A), the directional drilling services segment had an increase in income from operations from $1.1 million in 2003 to $3.1 million in 2004, an increase of 181.8% as a result of an increased customer base and increased capacity due to hiring directional drillers and purchasing additional motors.

o COMPRESSED AIR DRILLING. Comprising 15.8% of 2004 operating income (before corporate G&A), income from operations in the compressed air drilling segment increased to $1.2 million in 2004 compared to $17,000 in 2003. Principal growth drivers included $0.4 million of operating profit contributed by the hammer and bit service division and a substantial increase in operating revenues in both west Texas and New Mexico.

o OTHER. In 2004, Downhole's production services acquired on December 1 and Safco's rental tool business acquired on September 1 had a loss from operations of $67,000. The loss was a result of additional management expenses allocated by Allis-Chalmers to the acquired operations prior to the implementation and benefits of an integration strategy.

o GENERAL CORPORATE (G&A). G&A expense increased to $3.2 million from $2.1 million reflecting the continued expansion of Allis-Chalmers' capabilities and service offerings, and the corporate personnel required to support a growing public company.

In the year ended December 31, 2004, the Company had net income attributed to common stockholders of $764,000 compared to $2.3 million. However, the year ended December 31, 2003 included one-time non-cash gains of $3.4 million related to a sale of an interest in a subsidiary in connection with the formation of AirComp and a favorable settlement of a lawsuit. While this translated to a decline in GAAP diluted earnings per share (EPS) of $0.07 in 2004 from $0.39 in 2003, absent the non-cash gains, non-GAAP EPS in 2003 would have been a loss of $0.20 per share. Also in 2004, the Company incurred warrant expenses incurred in the prepayment of debt, legal fees and transfer costs associated with the stock offering, proxy statement, and S-1 registration statement, expenses related to the listing on the American Stock Exchange, and management search fees.





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The Company recapitalized in late 2004 and increased its stockholder's equity from $4.5 million as of December 31, 2003 to $35.1 million at December 31, 2004. Allis-Chalmers made significant headway in improving its balance sheet in 2004, reducing net debt to capital to below 39% at year-end 2004 from 89% at year-end 2003. The increase in stockholder's equity was primarily a result of a successful private placement of common stock of $18.4 million, conversion of preferred shares into common stock of $4.3 million, and conversion of a minority interest to common stock of $6.4 million

Mr. Micki H. Hidayatallah, Chief Executive Officer of Allis-Chalmers Energy, stated "Fiscal 2004 was a pivotal year for the Company. We grew organically, executed three strategic acquisitions, achieved positive net income from operations for the first time, and improved our balance sheet to support future growth. With this successful repositioning, we will continue in 2005 to implement our organic growth initiatives to increase market share and customer and geographic diversification. Simultaneously, we intend to acquire additional businesses in casing and tubing instillation, compressed air drilling, rental tools and services to the production market."

ABOUT ALLIS-CHALMERS ENERGY

Allis-Chalmers Energy Inc provides a variety of products and services to the oil and natural gas industry. Through its subsidiaries, Allis-Chalmers is engaged in providing specialized equipment and operations to install casing and production tubing required to drill and complete oil and gas wells, directional and horizontal drilling services, the rental of "hevi-wate" spiral drill pipe and related oilfield services, services to enhance production through the installation of small diameter coiled tubing and chemicals into producing oil and gas wells and air drilling services to natural gas exploration and development operators.


FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) REGARDING ALLIS-CHALMERS ENERGY'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS. WORDS SUCH AS EXPECTS, ANTICIPATES, INTENDS, PLANS, BELIEVES, SEEKS, ESTIMATES AND SIMILAR EXPRESSIONS OR VARIATIONS OF SUCH WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE.

ALTHOUGH FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE REFLECT THE GOOD FAITH JUDGMENT OF MANAGEMENT, SUCH STATEMENTS CAN ONLY BE BASED ON FACTS AND FACTORS CURRENTLY KNOWN TO MANAGEMENT. CONSEQUENTLY, FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THE RESULTS AND OUTCOMES DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES IN RESULTS AND OUTCOMES INCLUDE, BUT ARE NOT LIMITED TO, DEMAND FOR OIL AND NATURAL GAS DRILLING SERVICES IN THE AREAS AND MARKETS IN WHICH THE COMPANY OPERATES, COMPETITION, OBSOLESCENCE OF PRODUCTS AND SERVICES, THE COMPANY'S ABILITY TO OBTAIN FINANCING TO SUPPORT ITS OPERATIONS, ENVIRONMENTAL AND OTHER CASUALTY RISKS, AND THE IMPACT OF GOVERNMENT REGULATION. FURTHER INFORMATION ABOUT THE RISKS AND UNCERTAINTIES THAT MAY IMPACT THE COMPANY ARE SET FORTH IN THE COMPANY'S MOST RECENT FILINGS ON FORM 10K (INCLUDING WITHOUT LIMITATION IN THE "RISK FACTORS" SECTION) AND FORM 10-Q, AND IN THE COMPANY'S OTHER SEC FILINGS AND PUBLICLY AVAILABLE DOCUMENTS. READERS ARE URGED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT ANY EVENT OR CIRCUMSTANCE THAT MAY ARISE AFTER THE DATE OF THIS PRESS RELEASE.


                             -- TABLES TO FOLLOW --






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

ALLIS-CHALMERS ENERGY INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

                                                                  YEARS ENDED DECEMBER 31,
                                                                   2004             2003
                                                              -------------    -------------
                                                                                 (RESTATED)
Revenues                                                      $     47,726      $     32,724
Cost of revenues                                                    35,300            24,029
                                                              -------------     ------------
Gross margin                                                        12,426             8,695

General and administrative expense                                   8,011             6,169
Personnel restructuring costs                                           --                --
Abandoned acquisition/private placement costs                           --                --
Post-retirement medical costs                                          188               (99)
                                                              -------------     -------------

Total operating expenses                                             8,199             6,070
                                                              -------------     ------------

Income(loss)from operations                                          4,227             2,625

Other income(expense):
Interest income                                                         32                 3
Interest expense                                                    (2,808)           (2,467)
Minority interests in income of subsidiaries                          (321)             (343)
Factoring costs on note receivable                                      --                --
Settlement on lawsuit                                                   --             1,034
Gain on sale of interest in AirComp                                     --             2,433
Other                                                                  272                12
                                                              -------------     ------------
Total other income (expense)                                        (2,825)              672
                                                              -------------     ------------

Net income (loss) before income taxes                                1,402             3,297
Provision for foreign income tax                                      (514)             (370)
                                                              -------------     -------------
Net income (loss)                                                      888             2,927

Preferred stock dividend                                              (124)             (656)
                                                              -------------     -------------

Net income (loss) attributed to common stockholders           $        764      $      2,271
                                                              =============     ============

Income (loss) per common share - basic                        $       0.10      $      0.58
                                                              =============     ============
Income (loss) per common share - diluted                      $       0.07      $      0.39
                                                              =============     ============

Weighted average number of common shares outstanding:
         Basic                                                       7,930             3,927
                                                              =============     ============
         Diluted                                                    11,959             5,761
                                                              =============     ============





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


ALLIS-CHALMERS ENERGY INC.
CONSOLIDATED BALANCE SHEETS                                                     2004          2003
                                                                              --------      --------
(in thousands, except for share amounts)                                                   (Restated)

ASSETS
Cash and cash equivalents                                                     $  7,344      $  1,299
Trade receivables, net of allowance for doubtful
  accounts of $265 and $168 at December 31, 2004
  and 2003, respectively                                                        12,986         8,823
Inventory                                                                        2,373            --
Lease receivable, current                                                          180           180
Prepaid expenses and other                                                       1,495           887
                                                                              --------      --------
Total current assets                                                            24,378        11,189
                                                                              --------      --------

Property and equipment, at costs net of accumulated depreciation of             37,679        31,128
  $5,251 and $2,586 at December 31, 2004 and 2003, respectively
Goodwill                                                                        11,776         7,661
Other intangible assets, net of accumulated amortization of $2,036 and
  $1,254 at December 31, 2004 and 2003, respectively                             5,057         2,290
Debt issuance costs, net of accumulated amortization of
  $828 and $462 at December 31, 2004 and 2003, respectively                        685           567
Lease receivable, less current portion                                             558           787
Other Assets                                                                        59            40
                                                                              --------      --------
Total assets                                                                  $ 80,192      $ 53,662
                                                                              ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of long-term debt                                          $  5,541      $  3,992
Trade accounts payable                                                           5,694         3,133
Accrued salaries, benefits and payroll taxes                                       615           591
Accrued interest                                                                   470           152
Accrued expenses                                                                 1,852         1,761
Accounts payable, related parties                                                  740           787
                                                                              --------      --------
Total current liabilities                                                       14,912        10,416

Accrued postretirement benefit obligations                                         687           545
Long-term debt, net of current maturities                                       24,932        28,241
Other long-term liabilities                                                        129           270
Redeemable warrants                                                                 --         1,500
Redeemable convertible preferred stock, $0.01 par value (4,200,000 shares authorized; 3,500,000 issued and outstanding at December 31, 2003)
  ($1 redemption value) including accrued dividends                                 --         4,171
                                                                              --------      --------
Total liabilities                                                               40,660        45,143
Commitments and Contingencies
Minority interests                                                               4,423         3,978

STOCKHOLDERS' EQUITY
Common stock, $0.01 par value (20,000,000 shares
  authorized; 13,611,525 and 3,926,668 issue and outstanding
  at December 31, 2004 and December 31, 2003, respectively                         136            39
Capital in excess of par value                                                  40,331        10,748
Accumulated deficit                                                             (5,358)       (6,246)
                                                                              --------      --------
Total stockholders' equity                                                      35,109         4,541
                                                                              --------      --------
Total liabilities and stockholders' equity                                    $ 80,192      $ 53,662
                                                                              ========      ========




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SEGMENT INFORMATION

                                                 YEAR ENDED DECEMBER 31,
                                            2004          2003        % CHANGE
                                          --------      --------      --------
                                                       (Restated)
REVENUES:
Casing services                           $ 10,391      $ 10,037             4%
Directional drilling services               24,787        16,008            55%
 Compressed air drilling services           11,561         6,679            73%
Other services                                 987            --            NM
                                          --------      --------      --------
Total revenues                            $ 47,726      $ 32,724            46%


OPERATING INCOME (LOSS):
Casing services                           $  3,217      $  3,628           (11)%
Directional drilling services                3,061         1,103           178%
Compressed air drilling services             1,169            17            NM
Other services                                 (67)           --            NM
General corporate                           (3,153)       (2,123)           49%
                                          --------      --------      --------
Total income (loss) from operations       $  4,227      $  2,625            61%


ASSETS:
Casing services                           $ 21,197      $ 18,191            17%
Directional drilling services               14,166         1,529           823%
Compressed air drilling services            29,147        22,735            28%
Other services                               7,097            --            NM
General corporate                            8,585         1,207           611%
                                          --------      --------      --------
Total assets                              $ 80,192      $ 53,662            50%



NM = not meaningful